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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  July 25, 2005
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                             HENNESSY ADVISORS, INC.

             (Exact name of registrant as specified in its charter)

         California                   000-49872                68-0176227
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(State or other jurisdiction         Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)

          750 Grant Avenue, Suite 100                             94945
               Novato, California                                 -----
    (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number including area code:   (415) 899-1555
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

(a)

                On July 25, 2005, Hennessy's board of directors approved new investment advisory agreements covering each mutual fund that is currently managed by Hennessy. These agreements were approved in anticipation of Hennessy filing a Form S-1 registration statement with the Securities and Exchange Commission relating to a proposed underwritten public offering. In connection with that offering, Hennessy will likely be deemed to have experienced a change in control, which will automatically terminate its current investment advisory agreements covering each fund that it currently manages. Therefore, Hennessy is required to enter into new investment advisory agreements covering the funds to continue managing the funds. The terms of the proposed new investment advisory agreements are identical to the current agreements, except for the dates of execution and termination, and thus are not being filed as exhibits to this Current Report on Form 8-K. Each new investment advisory agreement, which is subject to completion of the offering, will not take effect unless approved by the shareholders of the applicable mutual funds.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

                  On July 25, 2005, Hennessy's board of directors adopted amended and restated bylaws for the purpose of deleting former Section 3.A, which provided that if Hennessy became a "listed corporation," as defined in
Section 301.5 of California's General Corporation Law, Hennessy's board of directors would be classified into three classes.

                  On July 26, 2005, Hennessy filed a Form S-1 registration statement with the Securities and Exchange Commission relating to a proposed underwritten public offering and in connection therewith intends to apply to list its common stock on The Nasdaq National Market. Without the bylaw amendment, such listing would have caused Hennessy to have a classified board of directors. The board believes that a non-classified board is more shareholder-friendly and therefore voted to amend the bylaws to delete the classified board provision.

                  The amendments also make several immaterial changes to conform two bylaws provisions with language in the California General Corporation Law.

                  A copy of the Second Amended and Restated Bylaws adopted by the board is attached as Exhibit 3.2.

Item 9.01       Financial Statements and Exhibits

(c)      Exhibits

3.2      Second Amended and Restated Bylaws as last amended July 25, 2005


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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HENNESSY ADVISORS, INC.
                                        (registrant)



July 29, 2005                           By:      /s/ Neil J. Hennessy
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                                                 Neil J. Hennessy
                                                 President






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